UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  earliest  event  reported)     December  6,  2005

                             PAYMENT  DATA  SYSTEMS,  INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                     000-30152                 98-0190072
-------------------------------       ------------          --------------------
(State  or  other  jurisdiction       (Commission             (IRS  Employer
      of  incorporation)              File  Number)         Identification  No.)

      12500  SAN  PEDRO,  SUITE  120,  SAN  ANTONIO,  TEXAS        78216
     ------------------------------------------------------      ----------
            (Address of principal executive offices)             (Zip Code)


Registrant's  telephone  number,  including  area  code        (210)  249-4100

 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
       CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
       CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
       Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On December 6, 2005, we completed the sale of our bills.com domain name and related trademark rights to Freedom Financial Network, LLC for $950,000 under a Trademark and Domain Name Purchase Agreement with its parent company, Alivio Holdings, LLC. The Trademark and Domain Name Purchase Agreement is filed as
Exhibit 10.1 to this current report on Form 8-K. In conjunction with the completion of the sale, we received cash of $950,000.

The foregoing description of the terms and conditions of the Agreement are qualified in their entirety by, and made subject to, the more complete information set forth in the Trademark and Domain Name Purchase Agreement included on this Form 8-K as Exhibit 10.1, and incorporated herein by reference.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS.

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EXHIBIT  NO.   DOCUMENT  DESCRIPTION
------------   -----------------------------------------------------------------

   10.1 Trademark and Domain Name Purchase Agreement between the Company and Alivio, Holdings, LLC, dated November 14, 2005 (included as exhibit 10.1 to the Form 8-K filed November 17, 2005, and incorporated herein by reference).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Payment Data Systems, Inc.
                                                  --------------------------
                                                         (Registrant)
Date   December  9,  2005
       ------------------
                                                  /s/  Michael R.  Long
                                                  ---------------------
                                                        (Signature)
                                                  Michael  R.  Long
                                                  Chief  Executive  Officer  and
                                                  Chief  Financial  Officer